                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                       OF THE SECURITIES EXCHANGE OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                      ORTHODONTIC CENTERS OF AMERICA, INC.
                      ------------------------------------
                (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(j)(2)
        or Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1) Title of each class of securities to which transaction applies:

            __________________________________________________________________

        (2) Aggregate number of securities to which transaction applies:

            __________________________________________________________________

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             _________________________________________________________________

        (4)  Proposed maximum aggregate value of transaction:

             _________________________________________________________________

        (5)  Total fee paid:

             _________________________________________________________________

[X]     Fee paid previously with preliminary materials.

[ ]     Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)  Amount previously paid:

             _________________________________________________________________

        (2) Form, Schedule or Registration Statement No.:

            __________________________________________________________________

        (3)  Filing Party:

             _________________________________________________________________

        (4)  Date Filed:

             _________________________________________________________________

                      ORTHODONTIC CENTERS OF AMERICA, INC.

                         13000 SAWGRASS VILLAGE CIRCLE
                                    SUITE 41
                        PONTE VEDRA BEACH, FLORIDA 32082



                                 July 16, 1996

TO THE STOCKHOLDERS OF
ORTHODONTIC CENTERS OF AMERICA, INC.:

     You are cordially invited to attend a Special Meeting of Stockholders of Orthodontic Centers of America, Inc., to be held on Thursday, August 15, 1996, at 10:00 a.m. (Eastern Time) at the executive offices of Orthodontic Centers of America, Inc. in Ponte Vedra Beach, Florida.

     Please read the enclosed Proxy Statement for the Special Meeting and, whether or not you plan to attend the Special Meeting, please sign, date and return the enclosed proxy card as soon as possible so that your vote will be recorded. If you attend the Special Meeting, you may withdraw your proxy and vote your shares personally.

                                           Sincerely,



                                           Gasper Lazzara, Jr., D.D.S.
                                           Chairman of the Board, President and
                                           Chief Executive Officer



                                   IMPORTANT

                COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD
                            AND RETURN IT PROMPTLY.

                       ORTHODONTIC CENTERS OF AMERICA, INC.

                         13000 SAWGRASS VILLAGE CIRCLE
                                    SUITE 41
                        PONTE VEDRA BEACH, FLORIDA 32082


                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                          To Be Held August 15, 1996


TO THE STOCKHOLDERS OF
ORTHODONTIC CENTERS OF AMERICA, INC.:

     A Special Meeting of Stockholders of Orthodontic Centers of America, Inc. (the "Company") will be held on August 15, 1996, at 10:00 a.m. (Eastern Time) at the executive offices of the Company in Ponte Vedra Beach, Florida for the following purposes:

     (1) To consider and vote upon the approval of an amendment to the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of the Company's Common Stock from 30,000,000 to 80,000,000; and

     (2) To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on July 10, 1996 as the record date for determining stockholders entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

                                          By order of the Board of Directors,


                                          Bartholomew F. Palmisano, Sr.
                                          Corporate Secretary

Metairie, Louisiana
July 16, 1996

                                   IMPORTANT

     WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, TO ASSURE THE PRESENCE OF A QUORUM, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. IF YOU ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS EXERCISED.

                     ORTHODONTIC CENTERS OF AMERICA, INC.

                         13000 Sawgrass Village Circle
                                    Suite 41
                       Ponte Vedra Beach, Florida 32082

                             _____________________

                                PROXY STATEMENT
                             _____________________

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors") of Orthodontic Centers of America, Inc. (the "Company"), to be voted at a Special Meeting of Stockholders (the "Special Meeting") to be held at the executive offices of the Company at 13000 Sawgrass Village Circle, Suite 41, Ponte Vedra Beach, Florida, on August 15, 1996, at 10:00 a.m. (Eastern Time), for the purposes set forth in the accompanying notice, and at any adjournment thereof. This Proxy Statement and the accompanying form of proxy are first being mailed or given to stockholders of the Company on or about July 16, 1996.

     If the enclosed proxy is properly executed, returned and not revoked, it will be voted in accordance with the instructions, if any, given by the stockholder, and if no instructions are given, it will be voted (a) FOR the approval of the amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock, $.01 per value per share (the "Common Stock"), from 30,000,000 to 80,000,000, and
(b) in accordance with the recommendations of the Board of Directors on any other proposal that may properly come before the Special Meeting. The persons named as proxies in the enclosed form of proxy were selected by the Board of Directors.

     Stockholders who sign proxies have the right to revoke them at any time before they are voted by written request to the Company. The giving of the proxy will not affect the right of any stockholder to attend the Special Meeting and vote in person.

     The close of business on July 10, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting. As of the close of business on July 10, 1996, the Company had authorized 30,000,000 shares of Common Stock, of which 21,126,261 shares were outstanding and entitled to vote. The Common Stock is the Company's only class of voting stock with shares outstanding.

COUNTING OF VOTES

     All matters specified in this Proxy Statement that are to be voted on at the Special Meeting will be by written ballot. Inspectors of election will be appointed to, among other things, determine the number of shares outstanding, the shares represented at the annual meeting, the existence of a quorum and the authenticity, validity and effect of proxies, to receive votes of ballots, to hear and determine all challenges and questions in any way arising in connection with the right to vote, to count and tabulate all votes and to determine the result. The inspectors of election will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast."

     Inspectors of election will treat shares referred to as "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

MISCELLANEOUS

     The Company will bear the cost of printing, mailing and other expenses in connection with this solicitation of proxies and will also reimburse brokers and other persons holding shares in their names or in the names of nominees for their expenses in forwarding this proxy material to the beneficial owners of such shares. Certain of the directors, officers and employees of the Company may, without any additional compensation, solicit proxies in person or by telephone.

PROPOSAL 1: INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors has proposed to amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 30,000,000 shares to 80,000,000 shares. At July 10, 1996, the Company had 21,126,261 shares of Common Stock outstanding and an additional 3,363,786 shares of Common Stock reserved for future issuance under the Company's various stock plans and programs.

     The purpose of the amendment is to provide additional shares of Common Stock issuable from time to time by the Company for corporate purposes without obtaining stockholder approval unless such approval is required by applicable law or regulation. The Company may utilize additional authorized shares of Common Stock in connection with future stock dividends, stock splits, acquisition transactions, option exercises, restricted and bonus stock awards and programs and to issue additional shares of Common Stock in public offerings to fund the continued growth of the Company.

     An increase in the number of authorized shares of Common Stock could enable the Board of Directors to take certain actions making it more difficult for a third party to acquire control of the Company, even though stockholders of the Company may deem such an acquisition to be desirable. To the extent that the issuance of additional shares impedes any such attempts to acquire control of the Company, the amendment may serve to perpetuate existing management. The issuance of additional shares by the Company may also have a dilutive effect on earnings per share and would have a dilutive effect on the percentage ownership interest of the current holders of the Common Stock.

     The Board of Directors does not intend to issue any Common Stock to be authorized pursuant to the amendment except upon terms that the Board of Directors deems to be in the best interest of the Company and its stockholders. The Board of Directors believes that it is necessary to increase the number of authorized shares of Common Stock for continued growth and to provide a continuing incentive for its employees and affiliated orthodontists.

REQUIRED VOTE

     Approval of the proposed amendment to the Company's Restated Certificate of Incorporation requires the affirmative vote of the holders of a majority of the votes entitled to be cast (in person or by proxy) at the Special Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 30,000,000 TO 80,000,000.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table sets forth information with respect to ownership of shares of Common Stock at July 10, 1996 by (i) each of the Company's directors,
(ii) all directors and executive officers of the Company as a group, and (iii) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock. Unless otherwise indicated, each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned.


                                                        NUMBER OF SHARES            PERCENTAGE OF SHARES
BENEFICIAL OWNER                                       BENEFICIALLY OWNED            BENEFICIALLY OWNED
- -------------------------------------------------  --------------------------  -------------------------------
Gasper Lazzara, Jr., D.D.S.(1)...................          3,067,651                       14.3%
Bartholomew F. Palmisano, Sr.(2).................          2,035,363                        9.6
Michael C. Johnsen...............................              3,200                         --
Edward J. Walters, Jr............................              3,000                         --
Gordon Tunstall..................................                 --                         --
All Executive Officers and Directors
  as a Group (five persons)......................          5,109,214                       23.9

__________
(1) In connection with the settlement of litigation initiated by two orthodontists against the Company, such orthodontists entered into a voting trust agreement which provides that, until the later of the time at which the two orthodontists own no shares of Common Stock or October 18, 2004, Dr. Lazzara or a designee of Dr. Lazzara may vote the shares of the orthodontists. Such orthodontists hold 593,062 shares of Common Stock which are included in the table. Dr. Lazzara disclaims beneficial ownership of such shares. Of the shares in the table, an aggregate of 342,508 shares are held in separate trusts by a third party trustee for the benefit of each of Dr. Lazzara's children. Dr. Lazzara disclaims beneficial ownership of such shares.
(2) Of the shares in the table, an aggregate of 353,508 shares are held in separate trusts by a third party trustee for the benefit of each of Mr. Palmisano's children. Mr. Palmisano disclaims beneficial ownership of such shares.

July 16, 1996

PROXY CARD

                      ORTHODONTIC CENTERS OF AMERICA, INC.
                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

  The undersigned hereby appoints Gasper Lazzara, Jr., D.D.S. and Bartholomew
F. Palmisano, Sr., and either of them, as proxies, with full power of substitution and resubstitution, to vote all of the shares of Common Stock which the undersigned is entitled to vote at a Special Meeting of Stockholders of Orthodontic Centers of America, Inc. ("OCA"), to be held at the executive offices of OCA at 13000 Sawgrass Village Circle, Suite 41, Ponte Vedra Beach, Florida on Thursday, August 15, 1996, at 10:00 a.m. (Eastern Time), and at any adjournment thereof.

  In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

  THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF OCA AND WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE ABOVE NAMED PROXIES WILL VOTE (A) FOR THE APPROVAL OF AN AMENDMENT TO OCA'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OCA'S COMMON STOCK FROM 30,000,000 TO 80,000,000 AND (B) IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

                          (Continued on reverse side)

 1. Proposal to approve an amendment to
    OCA's Restated Certificate of
    Incorporation to increase the number of
    authorized shares of OCA's Common Stock
    from 30,000,000 to 80,000,000.

    [_] FOR         [_] AGAINST         [_] ABSTAIN

                                           Dated:                        , 1996
                                                 ------------------------

                                           ------------------------------------
                                           Signature

                                           ------------------------------------
                                           Signature if held jointly

                                           IMPORTANT: Please sign exactly as
                                           your name or names appear on this
                                           proxy and mail promptly in the
                                           enclosed envelope. If you sign as
                                           agent or in any other capacity,
                                           please state the capacity in which
                                           you sign.